UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 2, 2005
(Date of earliest event reported)

ROHM AND HAAS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3507	23-1028370

(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania		19106

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 592-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 2, 2005, Rohm and Haas Company (“Company”) issued an earnings press release reporting the Company’s results of operations for the fiscal quarter ended December 31, 2004. A copy of that release is being furnished to the SEC as an exhibit to this form.

This earnings press release includes “non-GAAP financial measures.” Specifically, the release refers to:

•   EBITDA

Due to the varying impacts of debt, interest rates, acquisition related amortization and effective tax rates, EBITDA is calculated to facilitate comparisons between Rohm and Haas Company and our competitors on the operating performance of our company. EBITDA is not a measurement recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Furthermore, this measure may not be consistent with similar measures presented by other companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY
(Registrant)

/s/Jacques M. Croisetiere
Jacques M. Croisetiere
Vice President and Chief Financial Officer

Date: February 2, 2005

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Index

99.1 Earnings Press Release dated February 2, 2005